SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2000.
                                                        -----------------
                                OMI Trust 1999-E
                      ------------------------------------
               (Exact name of registrant as specified in charter)


           Pennsylvania               333-72621-01              233023541
        --------------------------------------------------------------------
        (State or other jurisdiction  (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)

                          c/o Chase Manhattan Trust Co.
                          Global Trust
                          Attention: Judy Wisniewskie
                          One Liberty Place, Suite 5520
                          1650 Market Street
                          Philadelphia, Pennsylvania                  19103
      ---------------------------------------------------------------------
                       (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322
                                                            -------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1999-E

                                    FORM 8-K


ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.      OTHER EVENTS.

         OMI Trust 1999-E (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1999-E (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on February 15, 2000. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution
                       Date occurring on February 15, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1999-E, Registrant



                                            By:  Oakwood Acceptance Corporation,
                                                  as servicer
February 23, 2000

                                                  Douglas R. Muir
                                                  Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                            Numbered Pages

20.1 Monthly Remittance Report relating to Distribution
     Date occurring on February 15, 2000........................................

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                     REPORT DATE:  2/9/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                        POOL REPORT # 3
REMITTANCE REPORT                                           Page 1 of 6
REPORTING MONTH: January-00

                                              Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                      Ending
Principal                   Scheduled         Prepaid               Liquidated          Contracts              Principal
Balance                     Principal         Principal             Principal           Repurchased            Balance
------------------------------------------------------------------------------------------------------------------------------------


 287,385,667.33            (275,730.75)     (1,951,618.33)             0.00                 0.00             285,158,318.25
====================================================================================================================================




                                               Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

         Beginning                         Deposits                                           Investment              Ending
          Balance               Principal           Interest           Distributions           Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------

 4,300,334.28                  2,214,367.60       2,196,349.38         (6,612,589.43)          9,185.81             2,107,647.64
====================================================================================================================================




Scheduled                                   Scheduled                                   Amount
Gross                Servicing              Pass Thru             Liquidation           Available for
Interest             Fee                    Interest              Proceeds              Distribution
----------------------------------------------------------------------------------------------------------


 2,272,391.61        239,488.06            2,032,903.55             0.00                4,499,740.69
==========================================================================================================


                                              P&I Advances at Distribution Date
                     -------------------------------------------------------------------------------------


                           Beginning              Recovered              Current             Ending
                            Balance               Advances              Advances             Balance
                     -------------------------------------------------------------------------------------



                          743,808.56            (742,622.14)            648,970.33          650,156.75
                     =====================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                     REPORT DATE:  2/9/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                        POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH: January-00                                 Page 2 of 6

Class B Crossover Test                                                                                      Test Met?
---------------------------------------------------------------------------------------                     ---------------

(a) Remittance date on or after June 2004                                                                         N


(b) Average 60 day Delinquency rate <=               5.5%                                                         Y




(d) Cumulative losses do not exceed the following percent of the initial principal balance of all Certificates

                June 2004 -  Nov. 2005               7%                                                           N
                Dec. 2005 - Nov. 2006                8%                                                           N
                Dec. 2006 - May 2008                 9.5%                                                         N
                June 2008 and After                  10.5%                                                        N


(e) Current realized loss ratio <=                   3.00%                                                        Y

(f) Does subordinated cert. percentage equal or
     exceed                                          42.888%
     of stated scheduled pool balance

                Beginning M balances                                                          29,824,000.00

                Beginning B balances                                                          30,411,000.00

                Overcollateralization                                                          9,343,912.24
                                                                                       ---------------------
                                                                                              69,578,912.24
                Divided by beginning pool
                balance                                                                      287,385,667.33
                                                                                       ---------------------
                                                                                                    24.211%       N
                                                                                       =====================




Average 60 day delinquency ratio:


                            Over 60s            Pool Balance              %
                       ------------------------------------------------------------

Current Mo               1,774,385.93          285,158,318.25           0.62%
1st Preceding Mo           656,623.39          287,385,667.33           0.23%
2nd Preceding Mo                 0.00          291,682,548.67           0.00%
                                                   Divided by             3
                                                                   ----------------
                                                                        0.28%
                                                                   ================



Cumulative loss ratio:

                         Cumulative losses                    0.00
                                           ------------------------
Divided by Initial Certificate Principal            293,828,355.98     0.000%
                                                                   ================




Current realized loss ratio:

                       Liquidation                  Pool
                             Losses                Balance
                       --------------------------------------------




Current Mo                            0.00          287,385,667.33
1st Preceding Mo                      0.00          291,682,548.67
2nd Preceding Mo                      0.00          293,828,355.98
                       --------------------------------------------
                                      0.00          290,965,523.99     0.000%
                                                                   ================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                     REPORT DATE:  2/9/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                        POOL REPORT # 3
REMITTANCE REPORT                                           Page 3 of 6
REPORTING MONTH: January-00

                                                                       Delinquency Analysis

                                                       31 to 59 days            60 to 89 days              90 days and Over
          No. of            Principal                       Principal                  Principal                   Principal
          Loans             Balance                   #     Balance           #        Balance            #        Balance
          -----------------------------------------------------------------------------------------------------------------------


Non Repos     5,615         285,043,981.45            94    4,146,201.08      31       1,213,080.50        8       446,968.63

    Repos         3             114,336.80             0            0.00       0               0.00        3       114,336.80
          -----------------------------------------------------------------------------------------------------------------------

    Total     5,618         285,158,318.25            94    4,146,201.08      31       1,213,080.50       11       561,305.43
          =======================================================================================================================




                                                                             Repossession Analysis
                                                      Active Repos        Reversal       Current Month
           Total Delinq.                Outstanding                     (Redemption)        Repos                Cumulative Repos
                     Principal                Principal                  Principal             Principal              Principal
           #         Balance         #        Balance           #         Balance      #       Balance         #      Balance
          -----------------------------------------------------------------------------------------------------------------------


Non Repos  133      5,806,250.21     3        114,336.80        0          0.00        1       34,369.66       3     114,336.80

    Repos    3        114,336.80
          ------------------------

    Total  136      5,920,587.01
          ========================

           2.4%             2.08%
          ========================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E             REPORT DATE:        2/9/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH: January-00                         Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                               Liquidated                                                                   Net
    Account     Customer       Principal       Sales         Insur.       Total       Repossession      Liquidation       Unrecov.
    Number        Name          Balance       Proceeds       Refunds     Proceeds       Expenses          Proceeds        Advances
------------------------------------------------------------------------------------------------------------------------------------
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                                                                           0.00                             0.00
                              ------------------------------------------------------------------------------------------------------
                                  0.00          0.00          0.00         0.00            0.00             0.00            0.00
                              ======================================================================================================





                                  Net              Current
                               Pass Thru          Period Net        Cumulative
           FHA Ins             Proceeds          Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------------------
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
            0.00                  0.00               0.00
                                  0.00               0.00
----------------------------------------------------------
            0.00                  0.00               0.00               0.00
=============================================================================


                                                                     #DIV/0!
                                                                =============

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                  REPORT DATE:  2/9/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                     POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:  January-00                             Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL
                                                                      Beginning             Beginning
Senior                                        Original Certificate   Certificate       Principal Shortfall   Current Principal
Certificates                                        Balance            Balance              Carry-Over               Due

A-1                                                 224,778,000.00  217,806,755.09             0.00            2,227,349.08
                                              -----------------------------------------------------------------------------------
Total Certificate Principal Bal.                     224,778,000.00    217,806,755.09          0.00            2,227,349.08
                                              ===================================================================================
                                                                      Beginning             Beginning
Subordinate                                   Original Certificate   Certificate       Principal Shortfall   Current Principal
Certificates                                        Balance            Balance              Carry-Over               Due
M-1                                                 18,658,000.00     18,658,000.00            0.00                 0.00
M-1 Outstanding Writedown                                                      0.00

M-2                                                 11,166,000.00     11,166,000.00            0.00                 0.00
M-2 Outstanding Writedown                                                      0.00

B-1                                                 13,516,000.00     13,516,000.00            0.00                 0.00
B-1 Outstanding Writedown                                                      0.00

B-2                                                 16,895,000.00     16,895,000.00            0.00                 0.00
B-2 Outstanding Writedown                                                      0.00

Excess Asset Principal Balance                       8,815,355.98      9,343,912.24
                                              -----------------------------------------------------------------------------------
Total Excluding Writedown Balances                  69,050,355.98     69,578,912.24            0.00                 0.00
                                              ===================================================================================
All Certificates Excluding Writedown Balances      293,828,355.98    287,385,667.33            0.00         2,227,349.08
                                              ======================================================================================
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL                                                                                  Accelerated
                                                                  Ending Principal          Principal              Ending
Senior                                           Current          Shortfall Carry-       Distribution          Certificate
Certificates                                  Principal Paid            Over                Amount               Balance
A-1                                           2,227,349.08                 0.00           272,513.20        215,306,892.81
                                              --------------------------------------------------------------------------------------
Total Certificate Principal Bal.              2,227,349.08                 0.00           272,513.20        215,306,892.81
                                              ======================================================================================
                                                                                                                   Accelerated
Subordinate                                                         Ending Principal           Current              Principal
Certificates                                         Current          Shortfall Carry-        Writedown/          Distribution
                                                  Principal Paid            Over              (Writeup)              Amount
M-1
M-1 Outstanding Writedown                             0.00                 0.00                 0.00
                                                                                                0.00
M-2
M-2 Outstanding Writedown                             0.00                 0.00                 0.00
                                                                                                0.00
B-1
B-1 Outstanding Writedown                             0.00                 0.00                 0.00
                                                                                                0.00
B-2
B-2 Outstanding Writedown                             0.00                 0.00                 0.00
                                                                                                0.00
Excess Asset Principal Balance                                                                                 (272,513.20)
                                              --------------------------------------------------------------------------------------
Total Excluding Writedown Balances                    0.00                 0.00                 0.00           (272,513.20)
                                              ======================================================================================
All Certificates Excluding Writedown Balances 2,227,349.08                 0.00                 0.00                  0.00
                                              ======================================================================================
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL
                                                                   Principal Paid
Senior                                                                Per $1,000
Certificates                                      Pool Factor        Denomination

A-1                                                95.78646%          11.12147

Total Certificate Principal Bal.


Subordinate                                         Ending                           Principal Paid
Certificates                                      Certificate                           Per $1,000
                                                    Balance           Pool Factor      Denomination
M-1
M-1 Outstanding Writedown                        18,658,000.00        100.00000%         0.00000
                                                          0.00
M-2
M-2 Outstanding Writedown                        11,166,000.00        100.00000%         0.00000
                                                          0.00
B-1
B-1 Outstanding Writedown                        13,516,000.00        100.00000%         0.00000
                                                          0.00
B-2
B-2 Outstanding Writedown                        16,895,000.00        100.00000%         0.00000
                                                          0.00
Excess Asset Principal Balance                    9,616,425.44
                                             ------------------
Total Excluding Writedown Balances               69,851,425.44
                                             ==================
All Certificates Excluding Writedown Balances   285,158,318.25
                                             ==================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E                  REPORT DATE:    2/9/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                     POOL REPORT #   3
REMITTANCE REPORT
REPORTING MO.    MONTH      January-00                   Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                           Current
                  Pass         Beginning Carry-                          Carry-Over                                Ending
Senior           Through        Over Priority     Current Priority    Priority Interest                          Carry-Over
Certificates      Rate         Interest Balance   Interest Accrual         Accrual              Paid               Balance

A-1                   7.6080%               0.00        1,380,894.83                0.00       1,380,894.83                  0.00
                              ----------------------------------------------------------------------------------------------------
Total                                       0.00        1,380,894.83                0.00       1,380,894.83                  0.00
                              ====================================================================================================
                                                                           Current                                 Ending
                  Pass         Beginning Carry-                          Carry-Over                              Carry-Over
Subordinate      Through        Over Priority     Current Priority    Priority Interest  Priority Interest    Priority Interest
Certificates      Rate         Interest Balance   Interest Accured         Accured              Paid               Balance

M-1                   8.2970%               0.00          129,004.52                0.00         129,004.52                  0.00
M-2                   8.4000%               0.00           78,162.00                0.00          78,162.00                  0.00
B-1                   7.8000%               0.00           87,854.00                0.00          87,854.00                  0.00
B-2                   6.0000%               0.00           84,475.00                0.00          84,475.00                  0.00
X                                     528,556.26          272,513.20                0.00               0.00            801,069.46
R                                           0.00                0.00                0.00               0.00                  0.00
Service Fee           1.0000%               0.00          239,488.06                0.00         239,488.06                  0.00
                 -------------------------------------------------------------------------------------------------------------------
Total                                 528,556.26          891,496.78                0.00         618,983.58            801,069.46
                 ===================================================================================================================
All Certificates                      528,556.26        2,272,391.61                0.00       1,999,878.41            801,069.46
                 ===================================================================================================================
                Interest
                Paid Per
Senior           $1,000          Total Class
Certificates  Denomination      Distribution

A-1                  6.14337        3,880,757.11
                             --------------------
Total                               3,880,757.11
                             ====================
               Beginning                                Current                                    Ending              Interest
               Carry-Over          Current             Carry-Over                                Carry-Over            Paid Per
Subordinate    Writedown          Writedown            Writedown            Writedown             Writedown             $1,000
Certificates  Int. Balance      Int. Accrued          Int. Accrued        Interest Paid         Int. Balance         Denomination

M-1                     0.00                0.00                   0.00               0.00                    0.00          6.91417
M-2                     0.00                0.00                   0.00               0.00                    0.00          7.00000
B-1                     0.00                0.00                   0.00               0.00                    0.00          6.50000
B-2                     0.00                0.00                   0.00               0.00                    0.00          5.00000
X
R
Service Fee
              -----------------------------------------------------------------------------------------------------
Total                   0.00                0.00                   0.00               0.00                    0.00
              =====================================================================================================
All Certificates        0.00                0.00                   0.00               0.00                    0.00
              =====================================================================================================
                                                                        Cumulative X Interest Shortfall
                                                                        Cumulative Accelerated Prin Disb.
Senior
Certificates

A-1

Total                            Total Class
                                 Distribution
                                      129,004.52
                                       78,162.00
Subordinate                            87,854.00
Certificates                           84,475.00
                                            0.00
M-1                                         0.00
M-2                                   239,488.06
B-1                           -------------------
B-2                                   618,983.58
X                             ===================
R                                   4,499,740.69
Service Fee                   ===================
                                      801,069.46
Total                                (801,069.46)
                              -------------------
All Certificates                           (0.00)
                              ===================